Rule 497(e)
File Nos. 33-32199 and 811-05961

VARIFUND®
A Single Premium Variable Deferred Annuity Policy

Offered by

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
In connection with its Variable Annuity-2 Series Account

Supplement Dated April 13, 2010 to its Prospectus dated May 1, 2003

The Board of Trustees of the Gartmore NVIT Developing Markets Fund has approved the name change to the “NVIT Developing Markets Fund” effective May 3, 2010.

All references to the “Gartmore NVIT Developing Markets Fund” in the Prospectus and the Statement of Additional Information shall be replaced with “NVIT Developing Markets Fund.”

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2003. Please keep this supplement for future reference.